For Immediate Release	From:	Mark Chapman
SVP/Director, Corporate Communications
415-526-6485
mchapman@tambank.com

Tamalpais Bancorp Reports
Results for Fiscal 2009

Bancorp Continuing to Take Reserves and Charges
to Fulfill Mandated Actions

San Rafael, CA—February 16, 2010—Tamalpais Bancorp (the Company), the parent company for Tamalpais Bank (the Bank), today reported a net loss for the fourth quarter of 2009 of $28.2 million and a quarterly loss per share (EPS) of $7.37. The net loss for the full year of 2009 was $37.6 million and the annual diluted loss per share was $9.83, compared to net income of $4.8 million and EPS of $1.26 in the prior year.

To meet regulatory requirements, the Bank continues to divest itself of portions of its loan portfolio to reduce its risk exposure in classified assets and to facilitate the required roll-off of brokered deposits. The resulting loan loss provisions recorded for loans sold in the fourth quarter of 2009 and for loans to be sold in the first quarter of 2010 were the major contributors for the fourth quarter 2009 loss. Additionally, the general provisions increased the allowance for loan losses as a percent of total loans held for investment to 5.03% as of December 31, 2009, from 1.37% as of December 31, 2008. For the 12 months ended December 31, 2009 the Bank’s net loans decreased by $88.8 million to $495.6 million.

“In the fourth quarter, we increased our allowance for loan losses to resolve non-performing loans and to acknowledge the decline in commercial real estate values,” said Mark Garwood, president /CEO/chairman. “The results of this action and plans for loan sales in the first quarter 2010 show our continuing and determined work to improve our credit quality.

“We are focusing our efforts on raising capital and have been successful in increasing deposit balances, plus decreasing FHLB borrowings and brokered deposits,” he said.

During 2009, deposits into the Bank increased by $26.9 million to $487.2 million. During this same period, intermediate-term investments decreased by $10.4 million to $56.8 million and the Bank’s FHLB borrowings decreased by $64.0 million to $119.1 million. As of December 31, 2009 the total assets of the Company decreased to $629.7 million from a total of $703.7 million as of December 31, 2008.

About Tamalpais Bancorp
Tamalpais Bancorp, through its wholly owned subsidiary Tamalpais Bank, offers business and consumer banking through its seven Marin County full service branches. The Company had $630 million in assets as of December 31, 2009. As previously reported, Tamalpais Wealth Advisors will be absorbed by CSI Capital Management Inc.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Tamalpais Bancorp and its subsidiary. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) our ability to successfully raise capital or otherwise comply with the requirements of the FDIC order and agreement with the Federal Reserve Board; (2) competitive pressure among financial services companies increases significantly; (3) changes in the interest rate environment reduce interest margins; (4) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (5) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(6) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; and (7) other risks detailed in the Tamalpais Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Tamalpais Bancorp, investors and others are cautioned to consider these and other risks and uncertainties. Tamalpais Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

# # #

TAMALPAIS BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2009	December 31, 2008	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$14,186,881	$15,918,826	$(1,731,945)	-10.9%
Federal funds sold	15,001,715	838	15,000,877	1790081%

Total Cash and Cash Equivalents	29,188,596	15,919,664	13,268,932	83.3%
Interest-bearing time deposits in other financial institutions	178,733	558,034	(379,301)	-68.0%
Investment securities	—
Available-for-sale	50,951,388	56,415,727	(5,464,339)	-9.7%
Held-to-maturity, at cost	5,807,181	10,773,579	(4,966,398)	-46.1%
Federal Home Loan Bank restricted stock, at cost	8,652,000	8,652,000	—	0.0%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	458,750,100	592,543,181	(133,793,081)	-22.6%
Less: Allowance for loan losses	(23,097,897)	(8,093,499)	(15,004,398)	185.4%
Loans Held-for-Sale	59,985,443	—	59,985,443	100%

Total Loans, net	495,637,646	584,449,682	(88,812,036)	-15.2%
Bank premises and equipment, net	3,322,794	3,935,230	(612,436)	-15.6%
Accrued interest receivable	3,205,232	3,861,854	(656,622)	-17.0%
Other real estate owned	3,587,468	—	3,587,468	100%
Cash surrender value of bank-owned life insurance	11,194,845	10,828,936	365,909	3.4%
Other assets	17,953,434	7,945,510	10,007,924	126.0%

Total Assets	$629,729,317	$703,390,216	(73,660,899)	-10.5%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	43,362,167	33,259,929	10,102,238	30.4%
Interest-bearing checking deposits	7,171,790	9,735,689	(2,563,899)	-26.3%
Money market and saving deposits	128,632,912	156,479,340	(27,846,428)	-17.8%
Certificates of deposit	308,050,249	260,826,102	47,224,147	18.1%

Total Deposits	487,217,118	460,301,060	26,916,058	5.8%
Federal Home Loan Bank Advances	119,085,000	183,085,000	(64,000,000)	-35.0%
Long term debt	6,185,614	6,000,000	185,614	3.1%
Junior Subordinated Debentures	13,403,000	13,403,000	—	0.0%
Accrued interest payable and other liabilities	4,077,163	3,227,823	849,340	26.3%

Total Liabilities	629,967,895	666,016,883	(36,048,988)	-5.4%

Commitment and Contingencies	—	—	—	—

Stockholders’ Equity
Common stock, no par value; 300,000,000 shares authorized; 3,823,634 shares issued and outstanding at December 31, 2009 and December 31, 2008, respectively	12,027,473	12,027,473	—	0.0%
Paid-In-Capital	1,181,825	949,488	232,337	24.5%
Retained earnings	(13,774,870)	24,082,473	(37,857,343)	-157.2%
Accumulated other comprehensive income	326,994	313,899	13,095	4.2%

Total Stockholders’ Equity	(238,578)	37,373,333	(37,611,911)	-100.6%

Total Liabilities and Stockholders’ Equity	$629,729,317	$703,390,216	(73,660,899)	-10.5%

TAMALPAIS BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended December 31, 2009 and 2008

	For the Three Months Ended
	December 31,		Change

	2009	2008	$	%

	(Unaudited)
Interest Income
Interest and fees on loans	$8,069,951	$10,287,346	$(2,217,395)	-21.6%
Interest on investment securities	608,232	728,165	(119,933)	-16.5%
Interest on Federal funds sold	19,252	16,238	3,014	18.6%
Interest on other investments	159	(32,266)	32,425	-100.5%
Interest on deposits in other financial institutions	1,558	7,034	(5,476)	-77.9%

Total Interest Income	8,699,152	11,006,517	(2,307,365)	-21.0%

Interest Expense
Interest expense on deposits	2,346,667	2,685,048	(338,381)	-12.6%
Interest expense on borrowed funds	1,323,582	1,891,966	(568,384)	-30.0%
Interest expense on long term debt	84,090	93,889	(9,799)	-10.4%
Interest expense on Junior Subordinated Debentures	58,980	137,781	(78,801)	-57.2%

Total Interest Expense	3,813,319	4,808,684	(995,365)	-20.7%

Net Interest Income Before Provision for Loan Losses	4,885,833	6,197,833	(1,312,000)	-21.2%

Provision for Loan Losses	27,410,510	1,594,000	25,816,510	1619.6%

Net Interest (Loss) Income After Provision for Loan Losses	(22,524,677)	4,603,833	(27,128,510)	-589.3%

Noninterest Income
Gain on sale of securities, net	546,335	—	546,335	—
(Loss)Gain on sale/brokering of loans, net	(67,219)	(16,196)	(83,415)	-515.0%
(Loss) on sale of other real estate owned, net	(552,089)	—	(552,089)	—
Loan servicing	47,643	50,233	(2,590)	-5.2%
Registered Investment Advisory Services fee income	147,371	135,420	11,951	8.8%
Other income	265,277	320,730	(55,453)	-17.3%

Total Noninterest Income	387,317	522,579	(135,262)	-25.9%

Noninterest Expenses
Salaries and benefits	1,820,817	2,077,211	(256,394)	-12.3%
Occupancy	351,295	361,063	(9,768)	-2.7%
Advertising	160,960	74,029	86,931	117.4%
Professional	1,066,816	287,578	779,238	271.0%
Data processing	194,665	186,208	8,457	4.5%
Equipment and depreciation	195,016	188,197	6,819	3.6%
Other administrative	2,581,713	730,474	1,851,239	253.4%

Total Noninterest Expense	6,371,282	3,904,760	2,466,522	63.2%

(Loss) Income Before Income Taxes	(28,508,642)	1,221,652	(29,730,294)	-2433.6%
(Benefit) Provision for Income Taxes	(313,640)	371,924	(685,564)	-184.3%

Net (Loss) Income	$(28,195,003)	$849,728	$(29,044,731)	-3418.1%

(Loss) Earnings Per Share
Basic	$(7.37)	$0.22	$(7.59)	-3450.6%

Diluted	$(7.37)	$0.22	$(7.59)	-3450.6%

TAMALPAIS BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended December 31, 2009 and 2008

	For the Twelve Months Ended December 31,		Change

	2009	2008	$	%

	(Unaudited)
Interest Income
Interest and fees on loans	$37,147,921	$40,052,345	$(2,904,424)	-7.3%
Interest on investment securities	2,744,977	2,680,668	64,309	2.4%
Interest on Federal funds sold	46,016	110,668	(64,652)	-58.4%
Interest on other investments	24,913	298,165	(273,252)	-91.6%
Interest on deposits in other financial institutions	20,700	30,647	(9,947)	-32.5%

Total Interest Income	39,984,527	43,172,493	(3,187,966)	-7.4%

Interest Expense
Interest expense on deposits	9,129,615	11,987,917	(2,858,302)	-23.8%
Interest expense on borrowed funds	6,526,821	7,027,569	(500,748)	-7.1%
Interest expense on long term debt	287,826	212,803	75,023	35.3%
Interest expense on Junior Subordinated Debentures	723,793	635,787	88,006	13.8%

Total Interest Expense	16,668,055	19,864,076	(3,196,021)	-16.1%

Net Interest Income Before Provision for Loan Losses	23,316,472	23,308,417	8,055	0.0%

Provision for Loan Losses	50,845,681	3,190,957	47,654,724	1493.4%

Net Interest Income (Loss) After Provision for Loan Losses	(27,529,209)	20,117,460	(47,646,669)	-236.8%

Noninterest Income
Gain on sale of loans, net	(67,219)	182,489	(249,708)	-136.8%
Gain (Loss) on sale of securities, net	783,822	(5,780)	789,602	-13660.9%
Gain on sale of other real estate owned, net	(474,308)	—	(474,308)	—
Loan servicing	166,982	182,093	(15,111)	-8.3%
Registered Investment Advisory Services fee income	540,448	599,537	(59,089)	-9.9%
Other income	1,211,498	1,228,544	(17,046)	-1.4%

Total Noninterest Income	2,161,222	2,186,883	(25,661)	-1.2%

Noninterest Expenses
Salaries and benefits	7,790,611	8,489,707	(699,096)	-8.2%
Occupancy	1,420,994	1,481,267	(60,273)	-4.1%
Advertising	547,168	307,868	239,300	77.7%
Professional	2,321,692	674,067	1,647,625	244.4%
Data processing	665,672	610,092	55,580	9.1%
Equipment and depreciation	757,526	838,561	(81,035)	-9.7%
Other administrative	6,666,306	2,688,146	3,978,160	148.0%

Total Noninterest Expense	20,169,969	15,089,708	5,080,261	33.7%

(Loss) Income Before Income Taxes	(45,537,956)	7,214,635	(52,752,591)	-731.2%
(Benefit) Provision for Income Taxes	(7,909,929)	2,385,901	(10,295,830)	-431.5%

Net (Loss) Income	$(37,628,027)	$4,828,734	$(42,456,761)	-879.3%

(Loss) Earnings Per Share
Basic	$(9.84)	$1.26	$(11.10)	-880.7%

Diluted	$(9.83)	$1.26	$(11.09)	-880.2%

TAMALPAIS BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended December 31,		At or For the Twelve Months Ended December 31,

	2009	2008	2009	2008

Profitability Ratios:
Return on average assets	-16.67%	0.49%	-5.39%	0.76%
Return on average equity	-425.75%	9.18%	-115.17%	13.74%
Net Interest Margin	2.97%	3.71%	3.45%	3.79%
Efficiency ratio	120.8%	58.1%	79.2%	59.2%

Other Information:
Average total assets	$676,544	$686,981	$697,971	$636,713
Average interest earning assets	$652,354	$664,824	$674,900	$614,458
Average equity	$26,490	$37,023	$32,672	$35,135
Period Ending Shares Outstanding	3,823,634	3,823,634	3,823,634	3,823,634
Average Basic Shares Outstanding	3,823,634	3,823,634	3,823,634	3,820,535
Average Diluted Shares Outstanding	3,823,634	3,825,842	3,827,699	3,830,149
Book value per share	$(0.06)	$9.77	$(0.06)	$9.77
Basic (loss) / earnings per share	$(7.37)	$0.22	$(9.84)	$1.26
Diluted (loss) / earnings per share	$(7.37)	$0.22	$(9.83)	$1.26

Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	2.73%	8.07%
Tier 1 risk based capital ratio	3.58%	9.20%
Total risk based capital ratio	4.87%	10.46%

Tamalpais Bancorp Capital Ratios:
Tier 1 leverage ratio	-0.08%	N/A
Tier 1 risk based capital ratio	-0.11%	N/A
Total risk based capital ratio	-0.11%	N/A

TAMALPAIS BANCORP AND SUBSIDIARIES
Selected Loan and Asset Quality Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

Loan Portfolio:	At December 31, 2009		At December 31, 2008

	Amount	%	Amount	%

Loans Held-for-Investment
One-to-four family residential	$32,288	6.2%	$33,695	5.7%
Multifamily residential	103,700	20.0%	171,136	28.9%
Commercial real estate	240,615	46.4%	322,861	54.5%
Land	9,766	1.9%	10,905	1.8%
Construction real estate	33,667	6.5%	31,077	5.2%
Commercial, non real estate	35,716	6.9%	18,913	3.2%
Consumer loans	1,556	0.3%	2,111	0.4%
Loans Held-for-Sale
Multifamily residential	19,191	3.7%	—	0.0%
Commercial real estate	40,794	7.9%	—	0.0%

Total gross loans	$517,293	99.8%	590,698	99.7%
Net deferred loan costs	1,442	0.2%	1,845	0.3%

Gross loans receivable	$518,735	100.0%	$592,543	100.0%

	As Of the Period Indicated

	December 31, 2009	December 31, 2008

Nonperforming Assets:
Nonaccrual loans	$43,053	$16,758

Nonperforming loans	43,053	16,758
Other real estate owned	3,587	417

Nonperforming assets	46,640	17,175

	As of the Period Indicated

	December 31, 2009	December 31, 2008

Allowance for Loan Losses:
Balance, beginning of period	$8,093	$4,915
Provisions for loan losses	50,846	3,190
Charge-offs	(35,845)	(37)
Recoveries	4	25

Net charge-offs	(35,841)	(12)

Balance, end of period	$23,098	$8,093

	As Of the Period Indicated

	December 31, 2009	December 31, 2008

Allowance for Loan Losses:
General allowance for loan losses	$17,103	$8,093
Impairments of specific loans	5,995	—

Balance	$23,098	$8,093

	As Of the Period Indicated

	December 31, 2009	December 31, 2008

Asset Quality:
Allowance for loan losses / loans held-for-investment	5.03%	1.37%
Allowance for loan losses / nonperforming loans	53.7%	48.3%
Nonperforming loans / gross loans	8.30%	2.83%
Nonperforming assets / total assets	7.41%	2.44%
Net charge-offs / gross loans	6.91%	0.00%

TAMALPAIS BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	12/31/09			12/31/08

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - Muni’s (1,2)	$4,157	$42	4.01%	$5,226	$51	5.47%
Investment securities - Taxable (2)	58,337	567	3.86%	57,539	677	4.68%
Other investments	8,702	—	0.00%	8,497	(32)	-1.50%
Interest bearing deposits in other financial institutions	343	2	1.80%	628	7	4.43%
Federal funds sold	24,820	19	0.31%	9,241	16	0.69%
Loans (3)	555,343	8,070	5.77%	583,693	10,288	7.01%
Loans Held For Sale	652	—	0.00%	—	—	0.00%

Total Interest Earning Assets	652,354	8,700	5.29%	664,824	11,007	6.59%
Allowance for loan losses	(21,658)			(6,720)
Cash and due from banks	5,381			4,348
Net premises, furniture and equipment	3,434			4,057
Other assets	37,033			20,472

Total Assets	$676,544			$686,981

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,509	5	0.26%	$7,943	12	0.60%
Savings deposits (4)	135,399	429	1.26%	152,242	725	1.89%
Time deposits	310,820	1,913	2.44%	255,167	1,948	3.04%
Other borrowings	132,498	1,324	3.96%	180,020	1,892	4.18%
Long term debt	6,186	84	5.39%	6,000	94	6.23%
Junior Subordinated Debentures	13,403	58	1.72%	13,403	138	4.10%

Total Interest Bearing Liabilities	605,815	3,813	2.50%	614,775	4,809	3.11%
Noninterest-bearing deposits	41,390			31,490
Other liabilities	2,849			3,693

Total Liabilities	650,054			649,958
Shareholders’ Equity	26,490			37,023

Total Liabilities and Shareholders’ Equity	$676,544			$686,981

Net interest income		$4,887			$6,198

Net interest spread (5)			2.79%			3.47%
Net interest margin (6)			2.97%			3.71%

(1) Yields on securities and certain loans have been adjusted upward to a “fully taxable equivalent” (“FTE”) basis in order to reflect the effect of income which is exempt from federal income taxation at the current statutory tax rate.
(2) The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.
(3) Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.
(4) Savings deposits include Money Market accounts.
(5) Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.
(6) Net interest margin is the net yield on average interest earning assets.

TAMALPAIS BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Twelve Months Ended

	12/31/09			12/31/08

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - Muni’s (1,2)	$4,667	$184	5.66%	$6,307	$248	5.54%
Investment securities - taxable (2)	60,629	2,561	4.22%	51,606	2,433	4.71%
Other investments	9,521	25	0.26%	8,031	298	3.71%
Interest bearing deposits in other financial institutions	515	21	4.08%	669	31	4.63%
Federal funds sold	15,928	46	0.29%	6,301	111	1.76%
Loans (3)	583,476	37,148	6.37%	541,544	40,051	7.40%
Loans Held For Sale	164

Total Interest Earning Assets	674,900	39,985	5.92%	614,458	43,172	7.03%
Allowance for loan losses	(15,784)			(5,790)
Cash and due from banks	4,791			4,430
Net premises, furniture and equipment	3,680			4,319
Other assets	30,384			19,296

Total Assets	$697,971			$636,713

Liabilities and Shareholders’ Equity
Interest bearing checking	$8,664	$24	0.28%	$7,193	44	0.61%
Savings deposits (4)	166,420	2,126	1.28%	151,014	3,576	2.37%
Time deposits	270,069	6,979	2.58%	228,140	8,367	3.67%
Other borrowings	160,126	6,527	4.08%	167,854	7,028	4.19%
Long Term Debt	6,010	288	4.79%	4,011	213	5.31%
Junior Subordinated Debentures	13,403	724	5.40%	13,403	636	4.75%

Total Interest Bearing Liabilities	624,692	16,668	2.67%	571,615	19,864	3.48%
Noninterest-bearing deposits	37,825			26,562
Other liabilities	2,782			3,401

Total Liabilities	665,299			601,578
Shareholders’ Equity	32,672			35,135

Total Liabilities and Shareholders’ Equity	$697,971			$636,713

Net interest income		$23,317			$23,308

Net interest spread (5)			3.25%			3.55%
Net interest margin (6)			3.45%			3.79%

(1) Yields on securities and certain loans have been adjusted upward to a “fully taxable equivalent” (“FTE”) basis in order to reflect the effect of income which is exempt from federal income taxation at the current statutory tax rate.
(2) The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.
(3) Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.
(4) Savings deposits include Money Market accounts.
(5) Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.
(6) Net interest margin is the net yield on average interest earning assets.